                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 27, 2002
                                          ----------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:           $21,361,549.04
            ( $0.00021797499            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                   $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                      $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:           $8,105,299.46
            ( $0.00011954719            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                   $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:               $392,946.44
            ( $0.00000400966            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:             $1,237,687.50
            ( $0.00000512500            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                  $64,312.50
            ( $0.00000612500            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:              $325,034.38
            ( $0.00000479402            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:            $2,073,435.00
            ( $0.00000542500            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
              --------------------------

           (1)Distributed to Class I-A-1 Noteholders:       $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

           (2)Distributed to Class I-A-2 Noteholders:       $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

           (3)Distributed to Class I-B Noteholders:         $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------


           (4)Distributed to Class II-A-1 Noteholders:      $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

           (5)Distributed to Class II-A-2 Noteholders:      $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

           (6)Balance on Class I-A-1 Notes:       $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------



                                   Page 1 of 4
                                Page 5 of 8 pages

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 27, 2002
                                          ----------------

           (7)Balance on Class I-A-2 Notes:       $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

           (8)Balance on Class I-B Notes:         $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
              --------------------------

           (9)Balance on Class II-A-1 Notes:      $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

          (10)Balance on Class II-A-2 Notes:      $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
            (                 $0.00     with respect to the Class I-A-1 Notes,
                              $0.00     with respect to Class I-A-2 Notes, and
                              $0.00     with respect to Class I-B Notes), and

         (Y)  payments made under the Group II Cap Agreement on such date:
            (                 $0.00     with respect to Class II-A-1 Notes and
                              $0.00     with respect to the Class II-A-2 Notes); and
              the total outstanding amount owed to the Cap Provider:
                              $0.00     with respect to the Group I Cap Agreement and
                              $0.00     with respect to the Group II Cap Agreement.

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:       $287,311,029.17                and
                                                                                      --------------------------

         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:      $406,160,792.97
                                                                                      --------------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:       $58,424,530.79
                                                                            --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:        0.596168700
                                                                 ---------------------------

         (b)    (1)outstanding principal amount of CLASS I-A-2 Notes:       $241,500,000.00
                                                                            --------------------------

                (2)Pool Factor for the Class I-A-2 Notes:        1.000000000
                                                                 ---------------------------

         (c)    (1)outstanding principal amount of CLASS I-B Notes:         $10,500,000.00
                                                                            --------------------------
                (2)Pool Factor for the Class I-B Notes:          1.000000000
                                                                 ---------------------------
         (d)    (1)outstanding principal amount of CLASS II-A-1 Notes:      $55,316,043.61
                                                                            --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:       0.815870800
                                                                 ---------------------------
         (e)    (1)outstanding principal amount of CLASS II-A-2 Notes:      $382,200,000.00
                                                                            --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:       1.000000000
                                                                 ---------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1)Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was             1.90000%
                                                                                                                ----------------

                (2)the Student Loan Rate was      for Group I:   5.94130%             and Group II:   4.03596%
                                                                 ----------------                     ---------------


                                   Page 2 of 4
                                Page 6 of 8 pages

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 27, 2002
                                          ----------------

         (b)  Note Interest Rate for the CLASS I-A-1 Notes:    1.97000%   based on       Index-based Rate
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:    2.05000%   based on       Index-based Rate
         (d)  Note Interest Rate for the CLASS I-B Notes:      2.45000%   based on       Index-based Rate
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:   2.05000%   based on       Index-based Rate
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:   2.17000%   based on       Index-based Rate

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                 $365,429.96   with respect to the GROUP I Student Loans and
                 $510,247.81   with respect to the GROUP II Student Loans
            ( $0.00000372888   per $1,000 original principal amount of Class I-A-1 Notes,
              $0.00000151317   per $1,000 original principal balance of Class I-A-2 Notes
              $0.00003480285   per $1,000 original principal balance of Class I-B Notes,
              $0.00000752578   per $1,000 original principal balance of Class II-A-1 Notes and
              $0.00000133503   per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                   $1,242.92   with respect to the GROUP I Notes and
                   $1,757.08   with respect to the GROUP II Notes
            ( $0.00000001268   per $1,000 original principal amount of Class I-A-1 Notes,
              $0.00000000515   per $1,000 original principal balance of Class I-A-2 Notes
              $0.00000011837   per $1,000 original principal balance of Class I-B Notes,
              $0.00000002592   per $1,000 original principal balance of Class II-A-1 Notes and
              $0.00000000460   per $1,000 original principal balance of Class II-A-2 Notes);

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                       $0.00   with respect to the GROUP I Student Loans
                       $0.00   with respect to the GROUP II Student Loans

         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     675                      $9,137,559
              61-90 Days Delinquent                     685                      $7,852,174
              91-120 Days Delinquent                    132                      $1,278,276
              More than 120 Days Delinquent             205                      $2,470,438
              Claims Filed Awaiting Payment               0                        $0

                   and with respect to the GROUP II Student Loans.
                                                       # of
                                                       Loans                     $ Amount
              30-60 Days Delinquent                     822                      $7,210,701
              61-90 Days Delinquent                     499                      $3,763,020
              91-120 Days Delinquent                    168                      $1,666,110
              More than 120 Days Delinquent             206                      $1,783,084
              Claims Filed Awaiting Payment             152                      $2,010,464

                                   Page 3 of 4
                                Page 7 of 8 pages

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                        DISTRIBUTION DATE: MARCH 27, 2002
                                          ----------------

(xix)    Amount in the GROUP I PRE-FUNDING Account:         $14,748,169.06
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:      $0.00


(xx)     Amount in the GROUP II PRE-FUNDING Account:        $28,232,330.52
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:      $0.00

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date           $139,000.00

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:   $0.00

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy
         $0.00

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:         $26,690.71;
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:            $0.00;
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           $0.00;
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:           $0.00;
            and the amount of any Termination Payment either paid by or made to
            the Trust on such Distribution Date:              $0.00; and

         (B) with respect to the GROUP II INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:         $56,266.12;
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:            $0.00;
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:           $0.00;
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:           $0.00;
            and the amount of any Termination Payment either paid by or made to
            the Trust on such Distribution Date:              $0.00

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00;
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:              $0.00;
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:               $0.00;
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date             $0.00; and
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00.

                                   Page 4 of 4
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